Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

SIZELER PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-09349	72-1082589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2542 Williams Boulevard, Kenner, LA 70062

(Address, including zip code, of Registrant’s Principal Executive Office)

(504) 471-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 9, 2004 the Company announced its operating results for the three and nine month periods ended September 30, 2004. The operating results release contains information about the registrant’s results of operations for the three month and nine month period ended September 30, 2004. A copy of this operating results release is attached hereto as exhibit 99.1

Item 9.01. Financial Statements and Exhibits

[c] Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004

SIZELER PROPERTY INVESTORS, INC.

By:	Charles E. Miller, Jr.
Charles E. Miller, Jr.
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 9, 2004